UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):   April 6, 2006

Commission File No. 1-14778

DOR BIOPHARMA, INC.
(Exact name of small business issuer as specified in its charter)

DELAWARE		41-1505029
(State or other jurisdiction of incorporation or organization)		(I.R.S. Employer Identification Number)

1691 Michigan Ave., Suite 435 Miami, FL		33139
(Address of principal executive offices)		(Zip Code)
(305) 534-3383
(Issuer’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On April 6, 2006, DOR BioPharma, Inc. (the “Company”) entered into a Securities Purchase Agreement for the issuance and sale of an aggregate of 13,190,184 shares (the “Shares”) of the Company’s common stock (the “Common Stock”) at a purchase price of $0.2771 per share in a private placement to institutional investors. The Securities Purchase Agreement also provides for the issuance of warrants (“Warrants”) to purchase an aggregate of 13,190,184 shares (the “Warrant Shares”) of the Common Stock. The Warrants, which will have an exercise price of $0.45 per share, will be exercisable for a period of three years commencing on the date of the closing.

The expiration date of the Warrants will be accelerated if (i) the volume weighted average share price per share of the Common Stock exceeds $1.69 for 20 consecutive Trading Days (as defined in the Securities Purchase Agreement); (ii) the Warrant Shares are either registered for resale pursuant to an effective registration statement or freely transferable without volume restrictions pursuant to Rule 144(k) promulgated under the Securities Act of 1933, during such twenty (20) Trading Day period through the expiration of the Call Date (as defined in the Warrants); and (iii) the Company has complied with its obligations under the Warrants and the Securities Purchase Agreement, and the Common Stock is at all times listed on the AMEX, the New York Stock Exchange, the Nasdaq National Market, the Nasdaq Capital Market or the OTC Bulletin Board. The transaction is subject to standard closing conditions.

Pursuant to a Registration Rights Agreement among the Company and the investors, the Company has agreed to file a registration statement with the Securities and Exchange Commission in order to register the resale of the Shares and the Warrant Shares.

A complete copy of each of the Securities Purchase Agreement, the form of Warrant, the Registration Rights Agreement and the related press release dated April 6, 2006, are filed herewith as exhibits to this report. The description of the proposed investment in this report is qualified in its entirety by reference to the Securities Purchase Agreement, the form of Warrant and the Registration Rights Agreement.

Item 9.01.  Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No. Title

10.1 Securities Purchase Agreement dated April 6, 2006 among the Company and the investors named therein.

10.2 Form of Common Stock Purchase Warrant.

10.3	Registration Rights Agreement dated April 6, 2006 among the Company and the investors named therein.

99.1  Press release issued by the Company on April 6, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOR BIOPHARMA, INC.

By: /s/ Michael T. Sember
Name: Michael T. Sember
Title: President and Chief Executive Officer

Date: April 6, 2006

EXHIBIT INDEX

Exhibit  Description

10.1 Securities Purchase Agreement dated April 6, 2006 among the Company and the investors named therein.

10.2 Form of Common Stock Purchase Warrant.

10.3 Registration Rights Agreement dated April 6, 2006 among the Company and the investors named therein.

99.1  Press release issued by the Company on April 6, 2006.